CONSOLIDATED BALANCE SHEETS - USD ($)	Dec. 31, 2015	Dec. 31, 2014
CURRENT ASSETS:
Cash	$ 2,470,694	$ 1,056,799
Accounts receivable, net	336,267	236,281
Prepaid expenses	12,500	13,116
Total current assets	2,819,461	1,306,196
Property and equipment, net	21,870	44,632
Goodwill	11,484,251	11,484,251
Total assets	14,325,582	12,835,079
CURRENT LIABILITIES:
Accounts payable	410,434	303,546
Accrued expenses	42,080	33,258
Deferred revenue	146,859	256,255
Total current liabilities	599,373	593,059
Total liabilities	599,373	593,059
STOCKHOLDERS' EQUITY
Common stock	1	1
Additional paid-in capital	25,715,318	27,211,740
Retained Earnings (accumulated deficit)	(11,989,110)	(14,969,721)
Total stockholders' equity	13,726,209	12,242,020
Total liabilities and stockholders' equity	$ 14,325,582	$ 12,835,079